Dreyfus Variable
Investment Fund,
International
Equity Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                               Dreyfus Variable Investment Fund,
                                                  International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Douglas A. Loeffler, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring, the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern Europe also performed well in 1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, International Equity Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Variable Investment Fund, International Equity Portfolio produced a total return of 59.76%.(1) This was significantly better than the 26.96% total return provided by the portfolio' s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE((reg.tm))) Index, for the same period.(2)

We attribute the portfolio's strong performance to several factors. First, our success in stock selection helped drive our positive returns, as did our emphasis on stocks within the technology, telecommunications and media (cable
TV) sectors. Second, the fund's heavy exposure to the European markets, an area that outperformed the index during much of the period, helped boost returns. Finally, the fund was impacted by a key portfolio shift in February, 1999, which resulted in a new management team headed by Douglas A. Loeffler, CFA, and a more diversified portfolio with a greater focus on growth stocks.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing primarily in the stocks of foreign companies whose fundamental strengths indicate the potential for earnings growth. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting market trends, the new management team has instead chosen to focus exclusively on a "bottom-up" approach, where stocks are chosen based on their individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to the companies that the management team believes are the best managed and best positioned within their respective industries

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Developed European markets and Japan moved sharply forward during 1999 as investors became increasingly enthusiastic about opportunities found within the growth arena of the equity markets. This shift benefited the portfolio's new growth investment strategy.

A late-year surge in growth-based investing moved European markets dramatically forward. Our overweighting in European markets captured this advance, and our strong individual stock selections there helped fuel returns, despite a weakening euro. Specifically, the portfolio' s holdings in France and The Netherlands were successful, as was its focus on technology, telecommunications and media companies. France's Altran Technologies, France's STMicroelectronics, Perlos, a Finnish plastic-parts supplier for Nokia and Ericsson phones, and Mannesmann, a German telecommunications company, all added value. Detracting from the portfolio's returns were Altadis (formerly named Tabacalera), a Spanish tobacco company, and Brisa-Auto Estradas de Portugal, a Portuguese toll-road company, both of which posted below-Index advances.

In Japan, a strong yen, coupled with a much-needed increase in communications between corporate managements and shareholders, helped their stocks rebound, beginning in late July. In fact, this turnaround continued throughout 1999, as soaring investor confidence helped growth stocks drive the Japanese market. Although the fund remained underweighted in Japan, our successes in stock selection resulted in higher returns than that of the Index. The strength of the yen provided additional rewards from our Japanese holdings. Of particular note were Ryohin Keikaku, a key retailer, and NTT Mobile Communications Network, a leader in Japan's red-hot wireless Internet-access industry. On the other hand, our holdings in Kao, a consumer products company, provided disappointing returns, and it has since been sold from the portfolio.


The portfolio's focus on emerging market-based companies also proved successful. We are especially excited about the potential of select companies in the Latin American region and have thus emphasized this area in our emerging markets exposure.

What is the portfolio's current strategy?

As we enter the new millennium, the portfolio's management team is in the unusual position of seeing too many, rather than too few, large- and mid-cap investment opportunities in the international markets. In response, our strategy has been to expand the number of stocks the portfolio holds by roughly 25% while increasing its exposure to midcap stocks and newly listed companies. Among the latter are Partner Communications, the first phone company to be listed in Israel, and Thomson Multimedia S.A., a French-based consumer products company that is poised to benefit from the upcoming shift to digital technology. We also currently see considerable potential value in a number of portfolio holdings, such as Ireland's ESAT Telecom, that are currently targets of hostile takeover bids. The portfolio currently maintains its strategy of emphasizing technology, telecommunications and media stocks, as well as overweighting Europe and underweighting Japan.

January 14, 2000

1 TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

2 SOURCE: LIPPER ANALYTICAL SERVICES, INC.--THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    5/2/94            59.76%             17.01%            14.45%


(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO ON 5/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--95.1%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.3%

Bank Austria                                                                                     15,450                  871,949

CANADA--1.4%

AT&T Canada, ADR                                                                                 24,475  (a)             985,119

DENMARK--1.3%

Novo Nordisk, Cl. B                                                                               6,600                  876,138

FINLAND--3.7%

Nokia, ADS                                                                                        5,550                1,054,500

Perlos                                                                                           33,850  (a)           1,193,991

UPM-Kymmene                                                                                       8,450                  340,636

                                                                                                                       2,589,127

FRANCE--9.3%

Accor                                                                                            19,250                  930,625

Alcatel                                                                                           4,600                1,056,981

Altran Technologies                                                                               1,775                1,073,307

Aventis                                                                                          12,225                  710,884

Elf Aquitaine                                                                                         8                    1,561

Thomson Multimedia                                                                               17,525  (a)             944,901

Total Fina, Cl. B                                                                                 7,271                  970,922

Vivendi                                                                                           8,275                  747,640

                                                                                                                       6,436,821

GERMANY--5.2%

Deutsche Bank                                                                                    10,050                  849,266

Douglas Holding                                                                                  13,000                  560,085

Mannesmann                                                                                        6,100                1,472,345

Preussag                                                                                         13,125                  731,474

                                                                                                                       3,613,170

HONG KONG--1.8%

China Telecom (Hong Kong)                                                                       204,000  (a)           1,275,410

IRELAND--2.4%

ESAT Telecom, ADS                                                                                18,175  (a)           1,663,013

ISRAEL--2.1%

Partner Communications, ADR                                                                      55,300  (a)           1,430,888

ITALY--4.5%

Alleanza Assicurazioni                                                                           83,900                1,029,873

Bulgari                                                                                         102,000                  918,170

Seat Pagine Gialle-RNC                                                                          538,875                1,184,997

                                                                                                                       3,133,040

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN--17.1%

Citizen Electronics                                                                               5,100                  923,280

FUJI MACHINE                                                                                      4,900                  395,107

Fujitsu                                                                                          23,000                1,048,831

NEC                                                                                              35,000                  833,986

NTT Mobile Communications Network                                                                    40                1,538,311

Nippon Express                                                                                  106,000                  586,065

Nippon Telegraph & Telephone                                                                         95                1,626,871

RICOH                                                                                            48,000                  904,668

Ryohin Keikaku                                                                                    3,900                  782,748

SONY                                                                                              6,600                1,956,943

Sakura Bank                                                                                      88,000                  509,795

TDK                                                                                               5,500                  759,419

                                                                                                                      11,866,024

LUXEMBOURG--1.0%

Societe Europeenne des Satellites                                                                 4,375                  639,323

NETHERLANDS--11.9%

ASM Lithography, ADR                                                                              8,750  (a)             995,313

Getronics                                                                                         9,900                  790,196

ING Groep                                                                                        12,800                  773,216

KPN                                                                                               7,200                  703,122

Koninklijke (Royal) Philips Electronics, ADS                                                      8,500                1,147,500

STMicroelectronics                                                                                6,825                1,050,994

TNT Post Group                                                                                   25,350                  726,833

United Pan-Europe Communications                                                                  7,900  (a)           1,011,126

VNU                                                                                              19,150                1,007,041

                                                                                                                       8,205,341

NORWAY--.6%

Tomra Systems                                                                                    24,050                  408,620

PORTUGAL--1.3%

Brisa-Auto Estradas de Portugal                                                                 114,500                  879,295

SINGAPORE--2.5%

DBS Group                                                                                        66,335                1,087,328

NatSteel Electronics                                                                            123,000                  649,895

                                                                                                                       1,737,223

SOUTH AFRICA--1.3%

DeBeers Consolidated Mines, ADR                                                                  29,950                  866,678


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--2.8%

Korea Telecom, ADR                                                                               15,550                1,162,363

SK Telecom, ADS                                                                                  20,600                  790,525

                                                                                                                       1,952,888

SPAIN--4.0%

Banco Santander Central Hispano                                                                  61,175                  692,970

Centros Comerciales Continente                                                                   38,975                  781,652

Telefonica Publicidad e Informacion                                                              26,900  (a)           1,308,049

                                                                                                                       2,782,671

SWEDEN--3.7%

Ericsson (LM) Tel, Cl. B, ADS                                                                    13,100                  860,506

ForeningsSparbanken                                                                              45,000                  661,999

Skandia Forsakrings                                                                              35,225                1,065,414

                                                                                                                       2,587,919

SWITZERLAND--3.6%

Roche Holding Ag-Genusscheine                                                                        58                  688,481

Swatch, Cl. B                                                                                       975                1,123,069

Synthes-Stratec                                                                                   1,500  (a)             686,790

                                                                                                                       2,498,340

TAIWAN--1.1%

Taiwan Semiconductor Manufacturing, ADS                                                          17,431  (a)             784,395

UNITED KINGDOM--10.2%

BP Amoco, ADS                                                                                    12,250                  726,578

Dixons                                                                                           33,250                  799,525

Energis                                                                                          17,800  (a)             854,883

Jazztel, ADS                                                                                     10,325  (a)             672,416

Marconi                                                                                          52,725  (a)             932,770

Pearson                                                                                          33,000                1,067,965

Reckitt Benckiser                                                                                56,500                  529,659

Vodafone AirTouch                                                                                92,575                  458,589

WPP                                                                                              63,000                  998,057

                                                                                                                       7,040,442

UNITED STATES--1.0%

Global TeleSystems Group                                                                         20,525  (a)             710,678

TOTAL COMMON STOCKS

   (cost $47,839,935)                                                                                                 65,834,512

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--1.8%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL

Petroleo Brasileiro

   (cost $627,619)                                                                                5,650                1,250,944
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--.0%                                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM

British Aerospace

  7.45%, 11/29/2003

   (cost $9,318)                                                                                 12,085(b)               11,776
------------------------------------------------------------------------------------------------------------------------------------



SHORT-TERM INVESTMENTS--2.2%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER

Associates Corp. of North America, 4% 1/3/2000

   (cost $1,499,666)                                                                          1,500,000                1,499,666
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $49,976,538)                                                              99.1%               68,596,898

CASH AND RECEIVABLES (NET)                                                                          .9%                  611,030

NET ASSETS                                                                                       100.0%               69,207,928

(A) NON-INCOME PRODUCING.

(B) CONVERTED TO U.S. DOLLARS FROM BRITISH POUNDS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  49,976,538  68,596,898

Cash                                                                  1,179,263

Receivable for investment securities sold                               559,471

Dividends and interest receivable                                        74,616

Prepaid expenses                                                            156

                                                                     70,410,404
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            40,146

Payable for investment securities purchased                           1,120,205

Payable for shares of Beneficial Interest redeemed                        1,310

Accrued expenses                                                         40,815

                                                                      1,202,476
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       69,207,928
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      44,699,386

Accumulated undistributed investment income--net                         20,364

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                   5,872,482

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   18,615,696
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       69,207,928
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial             3,098,081
Interest authorized)


NET ASSET VALUE, offering and redemption price per share ($)             22.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $86,105 foreign taxes withheld at source)       572,972

Interest                                                               100,132

TOTAL INCOME                                                           673,104

EXPENSES:

Investment advisory fee--Note 3(a)                                     360,746

Custodian fees                                                          85,579

Professional fees                                                       25,182

Prospectus and shareholders' reports                                    17,785

Trustees' fees and expenses--Note 3(b)                                     777

Loan commitment fees--Note 2                                               358

Shareholder servicing costs                                                316

Miscellaneous                                                            1,947

TOTAL EXPENSES                                                         492,690

INVESTMENT INCOME--NET                                                 180,414
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        11,909,890

Net realized gain (loss) on forward currency exchange contracts         49,125

NET REALIZED GAIN (LOSS)                                            11,959,015

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                     13,428,504

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              25,387,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                25,567,933

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                     ---------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            180,414              477,297

Net realized gain (loss) on investments        11,959,015           (2,215,561)

Net unrealized appreciation (depreciation)
   on investments                              13,428,504            3,117,748

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   25,567,933            1,379,484
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (180,687)            (463,450)

Net realized gain on investments              (2,199,494)                 --

TOTAL DIVIDENDS                               (2,380,181)            (463,450)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   8,091,298            9,806,632

Dividends reinvested                            2,380,181              463,450

Cost of shares redeemed                      (10,262,413)           (4,762,682)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              209,066             5,507,400

TOTAL INCREASE (DECREASE) IN NET ASSETS       23,396,818             6,423,434
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            45,811,110           39,387,676

END OF PERIOD                                  69,207,928           45,811,110

Undistributed investment income--net               20,364              20,637
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       482,292             641,163

Shares issued for dividends reinvested            109,776              32,302

Shares redeemed                                 (654,333)            (322,864)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (62,265)              350,601

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                           Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.50          14.02          13.76          12.82         12.02

Investment Operations:

Investment income--net                                            .06(a)         .15            .05            .10           .15

Net realized and unrealized
   gain (loss) on investments                                    8.58            .48           1.27           1.16           .74

Total from Investment Operations                                 8.64            .63           1.32           1.26           .89

Distributions:

Dividends from investment income--net                            (.06)          (.15)          (.07)          (.09)         (.08)

Dividends in excess of
   investment income--net                                          --             --             --             --          (.01)

Dividends from net realized gain
   on investments                                                (.74)            --           (.34)          (.39)           --

Dividends in excess of net realized gain
   on investments                                                  --             --           (.65)          (.06)           --

Total Distributions                                              (.80)          (.15)         (1.06)          (.54)         (.09)

Capital contribution from an affiliate
   of the Advisor                                                  --             --             --            .22            --

Net asset value, end of period                                  22.34           14.50         14.02          13.76         12.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                59.76            4.49          9.61          11.61(b)       7.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.02             .99          1.06           1.28          1.59

Ratio of net investment income
   to average net assets                                          .38            1.04           .38            .92          1.13

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                       -              -              -              -           .45

Portfolio Turnover Rate                                        261.64          204.50        165.75         181.13         70.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          69,208          45,811        39,388         24,355         7,672

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  HAD THE PORTFOLIO NOT HAD A CAPITAL CONTRIBUTION BY AN AFFILIATE OF THE
ADVISOR DURING THE PERIOD, THE TOTAL RETURN WOULD HAVE BEEN 9.89%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign
currencies     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.


(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    Federal    income    and    excise    taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions.In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $36 pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January  1,  2000,  for  their  participation  as a trustee in a Fund Group, the
trustees    receive    an    annual    fee    of    $40,000     The    Portfoli

NOTES TO FINANCIAL STATEMENTS (continued)

each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-- Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1999, amounted to $124,012,856 and $121,924,936, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1999, there were no open forward currency exchange contracts.

(B) At December 31, 1999, accumulated net unrealized appreciation on investments was $18,620,360, consisting of $19,558,283 gross unrealized appreciation and $937,923 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series constituting the Dreyfus Variable Investment
Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio elects to provide each shareholder with their portion of the portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the portfolio hereby makes the following designations regarding its fiscal year ended December 31, 1999:

   --the total amount of taxes paid to foreign countries was $86,105.

   --the total amount of income sourced from foreign countries was $610,321.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1999 calendar year with Form 1099-DIV which will be mailed by January 31, 2000.


Additionally, for Federal tax purposes, the portfolio hereby designates $.7400 per share as a long-term capital gain distribution of the $.7950 per share paid on December 28, 1999.


                                                           For More Information

                        Dreyfus Variable Investment Fund,
                        International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  109AR9912